Exhibit 99.1

Nuvve Holding Corp. Announces Proposed Public Offering of Common Stock

SAN DIEGO, July 10, 2025 — Nuvve Holding Corp. (Nasdaq: NVVE) (the “Company” or “Nuvve”) a global leader in vehicle-to-grid (V2G) technology and grid modernization, today announced that it is commencing an underwritten public offering of shares of its common stock (or common stock equivalents). The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Lucid Capital Markets is acting as the sole book- running manager for the offering.

The offering is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-288394) filed with the Securities and Exchange Commission (“SEC”) on June 27, 2025, and declared effective by the SEC on July 7, 2025.

A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering, when available, may also be obtained by contacting Lucid Capital Markets, LLC, 570 Lexington Avenue, 40th Floor, New York, NY 10022.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Nuvve Holding Corp.

Nuvve Holding Corp. is a global leader accelerating the electrification of transportation through its proprietary vehicle-to-grid (V2G) technology. Nuvve’s platform enables electric vehicles to store and discharge energy, transforming EVs into mobile energy resources and helping to stabilize the grid. Nuvve’s mission is to lower the cost of EV ownership while supporting the transition to a cleaner, more resilient energy infrastructure.

Forward-Looking Statements:

This press release contains forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “aims,” “anticipates,” “plans,” “looking forward to,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “continue,” “seeks” or the negatives of such terms or other variations on such terms or comparable terminology, although not all forward-looking statements contain such identifying words. Forward-looking statements include, but are not limited to, statements regarding Nuvve’s anticipated public offering, including the completion of the public offering on the anticipated terms, if at all, and other statements that are not historical facts. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Some of these risks and uncertainties can be found in Nuvve’s most recent Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission (SEC). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Nuvve’s filings with the SEC. Such forward-looking statements speak only as of the date made, and Nuvve disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this press release.

Contacts

Media Contact:

Paulo Acuna

pacuna@olmsteadwilliams.com

310.824.9000